SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         April 21, 1999 (April 5, 1999)
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                   000-29222                 13-3575874
(State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                   Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)

                                 (816) 960-1333
              (Registrant's telephone number, including area code)

                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3

Item 5. Other Events

      The sole purpose of this Form 8-K is to file a press release issued by AVAX Technologies, Inc. on April 5, 1999 announcing that its investigational proprietary Autologous Cell (AC Vaccine(TM)) vaccine for the treatment of Stage 3 melanoma, known as M-Vax(TM), received Orphan Drug designation from the U.S. Food and Drug Administration.

Item 7. Financial Statements and Exhibits.

            Exhibits: 99.4 Press Release dated April 5, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AVAX TECHNOLOGIES, INC.

Date: April 19, 1999

                                          By: /s/ Jeffrey M. Jonas
                                              ------------------------
                                          Name: Jeffrey M. Jonas, M.D.
                                          Title: President and Chief Executive
                                                 Officer

                                  Exhibit Index

      Exhibit Number                                    Description
      --------------                                    -----------

           99.4                             Press Release dated April 5, 1999.


                                       3